Exhibit B


          PLAN FOR CORPORATE GOVERNANCE OF CUC INTERNATIONAL INC.
                        FOLLOWING THE EFFECTIVE TIME

BOARD OF DIRECTORS; COMMITTEES OF THE BOARD

        At and from the Effective Time, the total number of persons serving on the Board of Directors of CUC shall be 30 (unless otherwise agreed in writing between CUC and HFS prior to the Effective Time), half of whom shall be CUC Directors and half of whom shall be HFS Directors (as such terms are defined in the Amended and Restated ByLaws attached as Exhibit A-2 to the Merger Agreement (the "Restated By-Laws")). The Board of Directors of CUC will adopt a resolution, effective as of the Effective Time, fixing the size of the CUC Board at 30.

        The persons to serve initially on the Board of Directors of CUC at the Effective Time who are HFS Directors shall be selected solely by and at the absolute discretion of the Board of Directors of HFS prior to the Effective Time; and the persons to serve on the Board of Directors of CUC at the Effective Time who are CUC Directors shall be selected solely by and at the absolute discretion of the Board of Directors of CUC prior to the Effective Time. Initially, five HFS Directors and five CUC Directors designated prior to the Effective Time by the HFS Board of Directors and the CUC Board of Directors, respectively, shall be assigned to each of the three classes of the Board of Directors of CUC from and after the Effective Time. In the event that, prior to the Effective Time, any person so selected to serve on the Board of Directors of CUC after the Effective Time is unable or unwilling to serve in such position, the Board of Directors which is entitled to select such person shall designate another person to serve in such person's stead in accordance with the provisions of the immediately preceding two sentences. Until the third anniversary of the Effective Time, the Executive Committee of the Board of CUC shall have the exclusive power and authority to nominate directors for election to the Board at the next stockholders' meeting at which Directors are to be elected, to elect directors to fill vacancies on the Board in between stockholders' meetings and to fill vacancies on any committee of the Board to the extent an alternate member has not been previously designated by the Board of Directors of CUC and shall promptly nominate Directors for election to the Board at the next stockholders' meeting at which Directors are to be elected to the Board, elect Directors to fill vacancies on the Board in between stockholders' meetings or elect Directors to fill vacancies on any committee of the Board (to the extent an alternate member has not previously been designated by the Board), as the case may be, by resolution adopted in accordance with the Restated By-Laws and as provided in the next sentence. Nominations of Directors for election to the Board at any annual or special meeting of stockholders, the election of Directors to fill vacancies on the Board in between stockholders' meetings or the election of Directors to fill vacancies on any committee of the Board (to the extent an alternate member has not been previously designated by the Board) shall be undertaken by the Executive Committee such that (1) the number of HFS Directors and CUC Directors on the Board or any committee of the Board shall be equal and (2) the remaining HFS Directors (if the number of HFS Directors is less than the number of CUC Directors) or the remaining CUC Directors (if the number of CUC Directors is less than the number of HFS Directors) shall designate the person to be nominated or elected.

        From and after the Effective Time, as provided in the Restated By-Laws, the Board of Directors of CUC shall have three committees:

        (i) The Executive Committee (which will also act as the nominating committee) will consist of four CUC Directors (including the Chairman of the Board of CUC) and four HFS Directors (including the Chief Executive Officer of HFS). The Board of Directors of CUC will adopt a resolution, effective as of the Effective Time, establishing the Executive Committee in accordance with the Restated By-Laws, delegating to the Executive Committee those powers and authorities as provided in the Restated By-Laws, appointing its members and naming specific alternate members (who shall be HFS Directors) for members of the Executive Committee who are HFS
Directors and naming specific alternate members (who shall be CUC Directors) for the members of the Executive Committee who are CUC Directors. The Chairman of the Board will also serve as Chairman of the Executive Committee. The Executive Committee will include three CUC Directors and three of the HFS Directors who, to the extent practicable, are officers of CUC at and after the Effective Time and the remaining directors will be independent directors.

        (ii) The Compensation Committee will consist of two CUC Directors and two HFS Directors. The Chairman of the Compensation Committee will be designated by the HFS Directors. The Board of Directors of CUC will adopt a resolution, effective as of the Effective Time, establishing the Compensation Committee in accordance with the Restated By-Laws, delegating to the Compensation Committee those powers and authorities as provided in the Restated By-Laws, appointing its members and naming specific alternate members (who shall be HFS Directors) for members of the Compensation Committee who are HFS Directors and naming specific alternate members (who shall be CUC Directors) for members of the Compensation Committee who are CUC Directors.

        (iii) The Audit Committee will consist of two CUC Directors and two HFS Directors. The Chairman of the Audit Committee will be designated by the CUC Directors. The Board of Directors of CUC will adopt a resolution, effective as of the Effective Time, establishing the Audit Committee in accordance with the Restated By-Laws, delegating to the Audit Committee those powers and authorities as provided in the Restated By-Laws, appointing its members and naming specific alternate members (who shall be HFS Directors) for members of the Audit Committee who are HFS Directors and naming specific alternate members (who shall be CUC Directors) for members of the Audit Committee who are CUC Directors.

        At and after the Effective Time and until January 1, 2002, the removal of Mr. Forbes or Mr. Silverman from their executive positions or any breach of their respective employment agreements shall require the approval of at least 80% of the entire Board of Directors of CUC. Until the third anniversary of the Effective Time, any change in the size of the Board of Directors of CUC, any change in the composition or power and authority of the Committees of the CUC Board or the chairmanship of such Committees or any change or amendment to the Restated ByLaws implementing any of the foregoing shall require the approval by at least 80% of the entire Board of Directors of CUC.

        Each of the resolutions of the CUC Board adopted in order to effect the provisions of this Exhibit B shall state that, until the third anniversary of the Effective Time, such resolution may be amended or superseded only by a new resolution of the CUC Board which is adopted by 80% of the entire Board (as defined in the Restated By-Laws).


OFFICERS

        From and after the Effective Time, the Executive Officers of CUC shall be the following:

NAME                               TITLE
Walter A. Forbes.................. Chairman of the Board
Henry R. Silverman................ President and Chief Exec-
                                   utive Officer
Michael P. Monaco................. Chief Financial Officer
James E. Buckman.................. General Counsel


        From and after January 1, 2000, Mr. Silverman shall be the Chairman of the Board and Mr. Forbes shall be the President and Chief Executive Officer. If, for any reason Mr. Silverman ceases to serve as President and Chief Executive Officer prior to January 1, 2000 and at such time Mr. Forbes is Chairman of the Board, Mr. Forbes shall become President and Chief Executive Officer. If, for any reason Mr. Forbes ceases to serve as Chairman of the Board prior to January 1, 2000 and at such time Mr. Silverman is President and Chief Executive Officer, Mr. Silverman shall become Chairman of the Board.

        Reporting responsibilities of CUC officers will be as set forth on the attachment hereto.

        Each of HFS and CUC shall take such action as shall reasonably be deemed by either thereof to be advisable to give effect to the provisions set forth in this Exhibit B.

[Set forth below is a narrative description of the CUC officers' responsibilities as depicted in a chart attached to the actual Corporate Governance Plan, which chart cannot be reproduced in this electronic filing.

The proposed structure (in descending order of level of responsibility) of CUC after consummation of the Merger shall be as set forth below:

1)      Board of Directors

2)      Reporting to the Board of Directors:
        o      Mr. Forbes, Chairman of the Board of Directors

3)      Reporting to Mr. Forbes:
        o      Mr. Silverman, Chief Executive Officer and
               President

        o      Internet Business

        o      CUC International Business

        o      Investor Relations(shared)

4)      Reporting to Mr. Silverman:
        o      Legal, Accounting and Finance

        o      Mr. Shelton, President and Chief Executive
               Officer of CUC

        o      Reporting to Mr. Shelton:  CUC Businesses

        o      Messrs. Holmes, Kunisch, Snodgrass and Monaco,
               HFS Vice Chairmen

        o      Reporting to Messrs. Holmes, Kunisch,
               Snodgrass and Monaco: HFS Businesses

        o      Investor Relations (shared)]